UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): September 30, 2025

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.
Notes Offering
On September 30, 2025, ADT Inc. (the “Company” or “ADT”) announced that The ADT Security Corporation, its indirect wholly owned subsidiary, is offering $1.0 billion aggregate principal amount of first-priority senior secured notes due 2033 in a private transaction pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Company intends to use the proceeds from the Offering, together with the proceeds from the incurrence of an additional $300 million principal amount of incremental first lien senior secured term loans and cash on hand, to fund the redemption of all $1.3 billion outstanding 6.250% Second-Priority Senior Secured Notes due 2028 issued by Prime Security Services Borrower, LLC and Prime Finance Inc, the Company’s indirect wholly owned subsidiaries. The Offering is subject to market and other conditions, may be delayed or may not occur as described or at all. A copy of the press release announcing the Offering is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward Looking Statements
ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the Offering, the incurrence of incremental term loans, and the expected use of proceeds of the Offering and the incremental term loans, including with respect to the Redemption; the expectations, plans and objectives of management; any stated or implied outcomes with regard to the foregoing; and other matters. Without limiting the generality of the preceding sentences, any time we use the words “ongoing,” “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or various or comparable terminology, and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this filing, including among others, factors relating to risks and uncertainties regarding the benefits and any difficulties with respect to the effect of the Company’s divestiture of its commercial business and the Company’s exit from its residential solar business (the “ADT Solar Exit”), including that the costs of the ADT Solar Exit may exceed the Company’s best estimates; the Company’s ability to keep pace with rapid technological changes and other industry changes; the Company’s ability to maintain and grow the Company’s existing customer base and to integrate strategic bulk purchases of customer accounts; activity in repurchasing shares of ADT’s common stock under the Company’s current share repurchase plan; the Company’s expectations regarding its ability to effectively implement counter measures intended to safeguard the Company’s information technology assets and operations; the Company’s ongoing assessments of the impacts of cybersecurity incidents, including with respect to the Company’s relationships with customers, employees and regulators; the Company’s ability to coordinate effectively with its third party business partners to address any cybersecurity incidents; legal, reputational and financial risks resulting from any cybersecurity incidents; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect actual results of operations or financial condition; the development, deployment, and use of artificial intelligence (“AI”) in our products and services, including technological and legal uncertainties surrounding AI technologies; any material changes to the valuation allowances the Company takes with respect to its deferred tax assets; any changes in regulations or laws, economic and financial conditions, including labor and tax law changes or any impacts on the global economy or consumer discretionary spending due to tariffs or otherwise, changes to privacy requirements, changes to telemarketing, email marketing and similar consumer protection laws, interest volatility, and trade tariffs and restrictions applicable to the products we sell; the Company’s ability to effectively implement its strategic partnerships with State Farm or Google, including, commercializing products or utilizing any of the amounts invested in the Company or provided by State Farm for research and development or other purposes; and risks that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated September 30, 2025, announcing the Offering.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 30, 2025	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
President, Corporate Development and Transformation, and Chief Financial Officer